GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

May 31, 2020 (Unaudited)

Shares	Description			Value

Exchange Traded Funds – 3.8%
897,236	Alerian MLP ETF			$ 24,063,870
2,326,795	Energy Select Sector SPDR Fund			90,186,574

TOTAL EXCHANGE TRADED FUNDS (Cost $106,167,079)				$ 114,250,444

Shares	Dividend Rate			Value

Investment Companies(a) – 33.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares
840,007,557	0.151%			$840,007,557
Goldman Sachs MLP & Energy Fund - Class R6 Shares
7,616,996	0.000			54,461,519
Goldman Sachs MLP Energy Infrastructure Fund - Class R6 Shares
23,487,199	5.531			87,842,124

TOTAL INVESTMENT COMPANIES (Cost $993,210,576)				$ 982,311,200

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $1,099,377,655)				$1,096,561,644

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 58.1%
Certificates of Deposit – 22.8%
ABN AMRO Funding USA LLC(b)(c)
$10,250,000	0.000%		08/21/20	$ 10,242,203
2,500,000	0.000		11/13/20	2,493,350
ANZ National, Inc. Ltd.(c)(d)(e) (3M USD LIBOR + 0.000%)
15,000,000	1.843		07/16/20	15,001,647
AT&T, Inc.(b)(c)
11,805,000	0.000		07/21/20	11,793,408
Bank of Montreal(e) (3M USD LIBOR + 0.080%)
25,000,000	0.848		09/11/20	25,008,930
BASF SE(b)(c)
3,000,000	0.000		09/14/20	2,990,496
Bayer Corp.(b)(c)
13,400,000	0.000		07/15/20	13,387,054
Bayerische Landesbank(e) (3M USD LIBOR + 0.200%)
12,554,000	1.298		01/22/21	12,538,008
Bedford Row Funding Corp.(b)(c)
20,000,000	0.000		09/02/20	19,994,347
BNZ International Funding Ltd.(c)(e)
(1M USD LIBOR + 0.180%)
18,000,000	0.348		06/25/20	18,002,446
(3M USD LIBOR + 0.040%)
5,000,000	1.351	(d)	07/14/20	5,000,757

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
BP Capital Markets PLC(b)(c)
$18,000,000	0.000%	08/13/20	$ 17,989,588
BPCE SA(b)(c)
17,674,000	0.000	01/15/21	17,625,688
Charta LLC(b)(c)
17,800,000	0.000	06/10/20	17,799,454
Citigroup Global Markets, Inc.(b)(c)
24,000,000	0.000	10/06/20	23,981,800
Collateralized Commercial Paper FLEX Co. LLC(b)(c)
20,000,000	0.000	07/22/20	19,996,160
Compass Group PLC(b)(c)
3,400,000	0.000	07/31/20	3,398,423
Cooperatieve Rabobank UA(e) (1M USD LIBOR + 0.160%)
8,625,000	0.332	06/19/20	8,625,872
Credit Industriel ET Commercial(e) (FEDL01 + 0.160%)
20,000,000	0.210	11/25/20	19,986,484
Credit Suisse AG(e)(SOFR + 0.210%)
18,250,000	0.270	11/18/20	18,251,314
DNB Bank ASA(c)(d)(e) (1M USD LIBOR + 0.100%)
11,000,000	0.268	02/24/21	10,998,439
Dupont De Nemours, Inc.(b)(c)
2,926,000	0.000	07/17/20	2,923,073
European Investment Bank(b)
10,000,000	0.000	09/02/20	9,995,280
Exxon Mobil Corp.(b)
5,000,000	0.000	08/10/20	4,998,084
Federation des Caisses Desjardins du Quebec(c)(e) (3M USD LIBOR + 0.100%)
11,000,000	0.868	09/11/20	11,004,533
Glaxosmithkline LLC(b)(c)
9,400,000	0.000	08/13/20	9,387,419
HSBC Bank USA NA(e) (3M USD LIBOR + 0.080%)
14,400,000	1.123	10/23/20	14,405,633
Intl Bus Mach Corp.(b)(c)
3,200,000	0.000	06/15/20	3,199,887
KFW International Finance, Inc.(b)(c)
24,000,000	0.000	03/01/21	23,947,008
MUFG Bank Ltd.(d)
11,000,000	1.970	10/15/20	11,068,878
Nordea Bank ABP(e) (3M USD LIBOR + 0.110%)
23,000,000	1.109	12/07/20	23,008,247

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Oversea-Chinese Banking Corp. Ltd.(c)(e) (3M USD LIBOR + 0.120%)
$5,000,000	0.594%		08/07/20	$ 5,000,640
Ridgefield Funding Co. LLC(c)(e) (1M USD LIBOR + 0.250%)
15,000,000	0.553		06/05/20	15,001,033
Sanofi(b)(c)
10,000,000	0.000		09/14/20	9,993,460
Shell International Finance B.V.(b)(c)
11,000,000	0.000		08/31/20	10,973,547
Skandinaviska Enskilda Banken AB(e)
(3M USD LIBOR + 0.170%)
11,000,000	1.279		10/21/20	11,008,060
(3M USD LIBOR + 0.170%)
20,000,000	1.346		10/16/20	20,014,127
Standard Chartered Bank(e)
(1M USD LIBOR + 0.190%)
8,000,000	0.437		02/08/21	7,979,929
(3M USD LIBOR + 0.250%)
8,000,000	0.937		10/30/20	8,008,989
Starbucks Corp.(b)(c)
15,500,000	0.000		01/29/21	15,354,113
Sumitomo Mitsui Trust Bank Ltd.(e) (1M USD LIBOR + 0.050%)
7,000,000	0.222		06/19/20	7,000,259
Svenska Handelsbanken AB
11,000,000	1.150		03/03/21	11,066,494
(3M USD LIBOR + 0.160%)
25,000,000	1.336	(e)	10/16/20	25,016,730
The Korea Development Bank(b)
19,000,000	0.000		03/11/21	18,935,094
The Toronto-Dominion Bank(c)(e) (3M USD LIBOR + 0.190%)
23,000,000	1.565		09/30/20	23,018,075
UBS AG(c)(d)(e) (3M USD LIBOR + 0.040%)
15,500,000	1.175		07/16/20	15,501,454
Verizon Communications, Inc.(b)(c)
11,394,000	0.000		07/13/20	11,383,817
Victory Receivables Corp.(b)
11,700,000	0.000		06/01/20	11,699,892
VW Credit, Inc.(b)(c)
12,000,000	0.000		08/11/20	11,977,800
14,950,000	0.000		01/29/21	14,812,647
Westpac Banking Corp.(c)(e) (3M USD LIBOR + 0.130%)
15,000,000	0.334		10/30/20	15,009,238

				677,799,308

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – 35.3%
Airbus Finance B.V.(b)(c)
$18,000,000	0.000%	06/22/20	$17,998,872
Albion Capital Corp.(b)(c)
15,000,000	0.000	08/20/20	14,992,945
3,000,000	0.000	08/25/20	2,998,423
Antalis SA(b)(c)
14,000,000	0.000	10/01/20	13,985,319
Banco Del Estado De Chile(e) (3M USD LIBOR + 0.070%)
7,169,000	1.113	07/23/20	7,170,623
Banco Santander SA(b)
23,000,000	0.000	10/20/20	22,965,960
Bank of Montreal(e) (FEDL01 + 0.210%)
15,000,000	0.260	02/08/21	14,980,559
Barton Capital SA(b)(c)
2,250,000	0.000	08/07/20	2,248,963
BASF SE(b)(c)
4,900,000	0.000	07/06/20	4,892,159
5,000,000	0.000	07/08/20	4,991,778
3,000,000	0.000	08/04/20	2,993,747
Bayer Corp.(b)(c)
5,000,000	0.000	07/23/20	4,993,599
BNG Bank N.V.(b)(c)
20,000,000	0.000	09/04/20	19,990,962
BPCE SA(b)(c)
8,000,000	0.000	09/03/20	7,995,452
Cafco LLC(b)(c)
15,000,000	0.000	06/08/20	14,999,704
Canadian Imperial Bank of Commerce(e) (FEDL01 + 0.280%)
15,000,000	0.330	07/10/20	15,000,633
Cancara Asset Securitisation LLC(b)(c)
5,000,000	0.000	08/06/20	4,998,112
Chevron Corp.(b)(c)
15,000,000	0.000	10/01/20	14,978,802
China Construction Banking Corp.(b)(c)
12,000,000	0.000	07/29/20	11,989,610
Church & Dwight Co.,Inc.(b)(c)
18,000,000	0.000	07/24/20	17,978,692
Ciesco LLC(b)(c)
19,350,000	0.000	06/10/20	19,349,187

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
Collateralized Commercial Paper FLEX Co. LLC(b)(c)
$8,917,000	0.000%	10/14/20	$ 8,913,377
Columbia Funding Co.(b)(c)
10,000,000	0.000	08/11/20	9,993,689
Cooperatieve Rabobank UA(e) (1M USD LIBOR + 0.160%)
25,000,000	0.334	06/30/20	25,003,831
Credit Agricole Corporate and Investment Bank(e)
(1M USD LIBOR + 0.160%)
20,000,000	0.334	10/27/20	20,003,841
(FEDL01 + 0.330%)
9,000,000	0.380	06/12/20	9,000,249
Dexia Credit Local SA(b)(c)
12,550,000	0.000	09/14/20	12,542,244
DZ Bank AG(b)(c)
17,000,000	0.000	08/18/20	16,993,153
Enbridge, Inc.(b)
10,000,000	0.000	06/02/20	9,999,638
Entergy Corp.(b)
13,600,000	0.000	06/02/20	13,599,216
Erste Abwicklungsanstalt(b)(c)
10,000,000	0.000	09/08/20	9,993,993
European Investment Bank(b)
11,900,000	0.000	06/01/20	11,899,960
Exxon Mobil Corp.(b)
10,350,000	0.000	08/06/20	10,346,310
Glaxosmithkline Finance PLC(b)(c)
11,250,000	0.000	09/16/20	11,227,312
Gotham Funding Corp.(b)(c)
5,000,000	0.000	08/28/20	4,996,208
Honeywell International, Inc.(b)(c)
14,000,000	0.000	05/20/21	13,935,623
Industrial & Commercial Bank of China Ltd.(b)(c)
7,954,000	0.000	07/28/20	7,946,444
ING (U.S.) Funding LLC(c)(e) (1M USD LIBOR + 0.170%)
23,500,000	0.392	08/10/20	23,503,855
Jupiter Securitization Co. LLC(b)(c)
1,900,000	0.000	10/01/20	1,898,008
Kells Funding LLC(b)(c)
11,000,000	0.000	06/15/20	10,999,673
Landesbank Hessen-Thuringen(b)(c)
5,000,000	0.000	07/24/20	4,999,067
6,000,000	0.000	02/04/21	5,983,308

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
LVMH Moet Hennessy Louis Vuitton SA(b)(c)
$4,000,000	0.000%		08/07/20	$ 3,998,289
19,500,000	0.000		08/21/20	19,486,987
Macquarie Bank Ltd.(c)(e) (1M USD LIBOR + 0.250%)
16,000,000	0.472		07/09/20	16,004,682
Manhattan Asset Funding(b)(c)
25,000,000	0.000		07/27/20	24,994,961
Matchpoint Finance PLC(b)(c)
30,000,000	0.000		07/07/20	29,990,705
Metlife Short Term Funding(b)(c)
12,240,000	0.000		10/09/20	12,230,775
Mitsubishi UFJ Trust & Banking Corp.(e) (1M USD LIBOR + 0.080%)
15,000,000	0.302		06/09/20	15,000,831
Mizuho Bank, Ltd.
18,500,000	0.250		07/01/20	18,502,255
National Australia Bank Ltd.(c)(e) (1M USD LIBOR + 0.180%)
11,000,000	0.348		06/25/20	11,001,495
National Bank of Canada(c)(e) (FEDL01 + 0.360%)
10,303,000	0.410		08/19/20	10,305,453
National Bank of Kuwait SAKP
15,000,000	0.550		07/07/20	15,004,173
National Securities Clearing Corp.(b)(c)
350,000	0.000		06/03/20	349,998
Natixis SA
19,000,000	1.720	(d)	08/03/20	19,054,504
(1M USD LIBOR + 0.290%)
3,000,000	0.593	(e)	06/05/20	3,000,264
(3M USD LIBOR + 0.200%)
11,000,000	0.634	(e)	11/13/20	11,009,887
(FEDL01 + 0.400%)
7,000,000	0.450	(e)	08/06/20	7,001,894
NatWest Markets PLC(b)(c)
15,000,000	0.000		07/17/20	14,984,402
15,000,000	0.000		02/01/21	14,856,677
Norinchukin BK
10,000,000	0.240		07/06/20	10,000,728
5,000,000	0.300		08/19/20	5,000,307
(1M USD LIBOR + 0.070%)
7,100,000	0.244	(e)	08/27/20	7,092,902
Old Line Funding Llc(b)(c)
15,000,000	0.000		08/10/20	14,992,061
Oversea-Chinese Banking Corp. Ltd.(c)(d)(e) (3M USD LIBOR + 0.100%)
24,000,000	1.563		09/03/20	24,009,093

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
Pepsico, Inc.(b)(c)
$5,000,000	0.000%		12/07/20	$ 4,981,707
Pfizer, Inc.(b)(c)
10,600,000	0.000		09/23/20	10,594,695
5,000,000	0.000		09/30/20	4,997,227
Reckitt Benckiser Treasury Services PLC(b)(c)
21,480,000	0.000		09/14/20	21,452,420
Regency Markets No.1 LLC(b)(c)
5,000,000	0.000		06/08/20	4,999,828
Royal Bank of Canada(c)(e)
(FEDL01 + 0.280%)
5,500,000	0.330		06/12/20	5,500,076
(FEDL01 + 0.360%)
15,000,000	0.410		07/29/20	15,002,846
Schlumberger Holdings Corp.(b)(c)
7,500,000	0.000		06/22/20	7,487,345
2,821,000	0.000		09/15/20	2,794,453
Sheffield Receivables Corp.(b)
5,000,000	0.000		09/01/20	4,996,701
Shell International Finance B.V.(b)(c)
15,500,000	0.000		06/30/20	15,496,996
14,300,000	0.000		01/27/21	14,173,359
Skandinaviska Enskilda Banken AB(e) (1M USD LIBOR + 0.200%)
25,000,000	0.371		07/20/20	25,006,409
Societe Generale SA(c)
10,000,000	0.000	(b)	11/12/20	9,983,300
(FEDL01 + 0.450%)
11,000,000	0.500	(e)	08/17/20	11,004,640
Standard Chartered Bank(e) (3M USD LIBOR + 0.090%)
17,000,000	1.401		10/13/20	17,006,796
Starbird Funding Corp.(b)(c)
1,600,000	0.000		07/06/20	1,599,720
4,500,000	0.000		09/22/20	4,496,404
Sumitomo Mitsui Banking Corp.
11,000,000	0.300		09/01/20	11,000,289
(3M USD LIBOR + 0.410%)
6,500,000	1.299	(e)	06/18/20	6,501,472
Sumitomo Mitsui Trust Bank Ltd.(e) (1M USD LIBOR + 0.220%)
9,000,000	0.388		06/23/20	9,001,401
Svenska Handelsbanken AB
7,000,000	1.920		10/19/20	7,043,535
The Boeing Co.(b)(c)
12,750,000	0.000		11/04/20	12,632,082

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
The Coca-Cola Co.(b)(c)
$4,250,000	0.000%	06/18/20	$ 4,249,757
5,000,000	0.000	01/21/21	4,992,166
Thunder Bay Funding, Inc.(b)(c)
18,000,000	0.000	10/22/20	17,978,465

			1,049,120,512

TOTAL SHORT-TERM INVESTMENTS (Cost $1,724,459,408)			$1,726,919,820

TOTAL INVESTMENTS — 94.9% (Cost $2,823,837,063)			$2,823,481,464

OTHER ASSETS IN EXCESS OF LIABILITIES — 5.1%			152,399,627

NET ASSETS — 100.0%			$2,975,881,091

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Rate shown is that which is in effect on May 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on May 31, 2020.

Currency Abbreviations:
EUR	— Euro
KRW	— South Korean Won
MXN	— Mexican Peso
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
ETF	— Exchange Traded Fund
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
PLC	— Public Limited Company
SOFR	— Secured Overnight Funding Rate
TIIE	— La Tasa de Interbank Equilibrium Interest Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At May 31, 2020, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	238,781,291	EUR	208,970,000	06/17/20	$6,734,573
	USD	33,687,304	KRW	41,505,000,000	06/17/20	20,530
	USD	71,591,369	TWD	2,123,400,000	06/17/20	702,930
	USD	50,691,152	ZAR	877,232,652	06/17/20	801,222

TOTAL						$8,259,255

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	EUR	208,970,000	USD	233,831,370	06/17/20	(1,784,652)
	KRW	138,350,000,000	USD	116,197,035	06/17/20	(3,974,453)
	TWD	2,123,400,000	USD	71,178,586	06/17/20	(290,147)
	USD	78,397,512	KRW	96,845,000,000	06/17/20	(158,295)
	USD	5,519,917	ZAR	97,487,348	06/17/20	(24,378)
	ZAR	974,720,000	USD	62,404,138	06/17/20	(6,969,912)

TOTAL						$(13,201,837)

FUTURES CONTRACTS — At May 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Euro Stoxx 50 Index Dividend	12,277	12/17/21	$100,847,856	$(22,212,414)
S&P 500 E-Mini Index	653	06/19/20	99,321,300	17,681,224
2 Year U.S. Treasury Notes	1,045	09/30/20	230,781,719	40,872
5 Year U.S. Treasury Notes	577	09/30/20	72,485,625	96,732
10 Year U.S. Treasury Notes	985	09/21/20	136,976,563	184,332

TOTAL FUTURES CONTRACTS				$(4,209,254)

SWAP CONTRACTS — At May 31, 2020, the Portfolio had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Portfolio(a)	Payments Received by Portfolio	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Mexico IB TIIE 28D	6.665%	09/21/29	MXN	1,465,000	$3,588,496	$93,116	$3,495,380
Mexico IB TIIE 28D	6.705	10/15/29		442,400	1,141,117	285	1,140,832
Mexico IB TIIE 28D	6.728	10/15/29		442,400	1,175,717	285	1,175,432
Mexico IB TIIE 28D	6.950	11/01/29		478,350	1,635,686	305	1,635,381
Mexico IB TIIE 28D	6.760	02/18/30		320,500	871,858	128	871,730
Mexico IB TIIE 28D	6.783	02/18/30		344,950	967,540	223	967,317
Mexico IB TIIE 28D	6.520	02/26/30		234,800	437,797	142	437,655
Mexico IB TIIE 28D	6.545	02/26/30		272,620	532,751	102	532,649
Mexico IB TIIE 28D	6.550	02/26/30		500,800	987,636	303	987,333
Mexico IB TIIE 28D	6.555	02/26/30		122,400	243,581	74	243,507

TOTAL					$11,582,179	$94,963	$11,487,216

(a)	Payments made monthly.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Portfolio	Counterparty	Termination Date(a)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

JPGSVENK Index(b)	0.070(c)	JPMorgan Securities, Inc.	07/03/21	$189,704	$(19,028,835)
MSGSSUIT Index(b)	0.210(c)	MS & Co. Int. PLC	07/03/21	95,357	8,530,376
SX7T Index	0.050(c)	Citibank NA	10/02/20	5,537	559,483
SX7T Index	0.050(c)	Barclays Bank PLC	10/02/20	149,082	7,170,925

TOTAL					$(2,768,051)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	The Portfolio pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(b)	The top 50 components are shown below.
(c)	Payments made monthly.

A basket (JPGSVENK) of common stocks

Common Stocks	Sector	Shares	Value	Weight

ABIOMED Inc	Health Care	2,264	$506,881	2.66%
Align Technology Inc	Health Care	2,044	501,968	2.64
Boston Scientific Corp	Health Care	11,542	438,482	2.30
ONEOK Inc	Energy	9,745	357,547	1.88
IPG Photonics Corp	Information Technology	2,281	354,461	1.86
Royal Caribbean Cruises Ltd	Consumer Discretionary	6,678	346,408	1.82
CarMax Inc	Consumer Discretionary	3,831	337,330	1.77
TransDigm Group Inc	Industrials	779	331,003	1.74
Marathon Petroleum Corp	Energy	9,312	327,218	1.72
Live Nation Entertainment Inc	Communication Services	6,614	325,120	1.71
Phillips 66	Energy	4,103	321,104	1.69
Lincoln National Corp	Financials	8,383	317,965	1.67
Copart Inc	Industrials	3,466	309,852	1.63
DuPont de Nemours Inc	Materials	6,041	306,471	1.61
Westinghouse Air Brake Technologies Corp	Industrials	5,004	305,606	1.61
Archer-Daniels-Midland Co	Consumer Staples	7,753	304,762	1.60
Equifax Inc	Industrials	1,975	303,220	1.59
Twitter Inc	Communication Services	9,780	302,889	1.59
Walt Disney Co/The	Communication Services	2,581	302,732	1.59
Global Payments Inc	Information Technology	1,684	302,345	1.59
Williams Cos Inc/The	Energy	14,678	299,873	1.58
Fidelity National Information Services I	Information Technology	2,106	292,369	1.54
Freeport-McMoRan Inc	Materials	32,184	291,910	1.53
Hess Corp	Energy	6,149	291,893	1.11
Diamondback Energy Inc	Energy	6,760	287,825	1.51
Marriott International Inc/MD	Consumer Discretionary	3,213	284,325	1.49
Netflix Inc	Communication Services	656	275,202	1.45
Noble Energy Inc	Energy	31,011	270,727	1.42
Concho Resources Inc	Energy	4,800	261,671	1.38
Newmont Corp	Information Technology	4,464	261,028	1.37
Apache Corp	Utilities	24,138	260,450	1.37
Illumina Inc	Health Care	679	246,519	1.30
Occidental Petroleum Corp	Energy	17,866	231,365	1.22
Stryker Corp	Health Care	1,150	225,074	1.18
Centene Corp	Health Care	3,197	211,791	1.11
Albemarle Corp	Materials	2,370	181,361	0.95
Dominion Energy Inc	Utilities	2,124	180,537	0.95
PPL Corp	Energy	6,457	180,396	0.95
American Water Works Co Inc	Utilities	1,347	171,081	0.90
Sempra Energy	Utilities	1,339	169,116	0.89
Eversource Energy	Utilities	2,010	168,274	0.88
CMS Energy Corp	Utilities	2,870	168,122	0.88
Edison International	Utilities	2,883	167,552	0.88
Paycom Software Inc	Information Technology	563	167,444	0.88
Crown Castle International Corp	Real Estate	960	165,217	0.87
Atmos Energy Corp	Utilities	1,604	164,873	0.87
Welltower Inc	Real Estate	3,171	160,694	0.84
Realty Income Corp	Real Estate	2,898	160,304	0.84
Prologis Inc	Real Estate	1,728	158,138	0.83
Kimco Realty Corp	Real Estate	14,161	157,324	0.83

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (MSGSSUIT) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight

Schlumberger Ltd	Energy	23,150	$427,574	5.01%
Southwest Airlines Co	Industrials	12,340	396,101	4.64
Chubb Ltd	Financials	2,760	336,554	3.95
Halliburton Co	Energy	21,477	252,357	2.96
CF Industries Holdings Inc	Materials	8,057	236,636	2.77
Biogen Inc	Health Care	706	216,769	2.54
HP Inc	Information Technology	14,187	214,788	2.52
Alliance Data Systems Corp	Consumer Discretionary	4,552	210,894	2.47
Xerox Holdings Corp	Information Technology	12,463	197,915	2.32
Everest Re Group Ltd	Financials	860	170,567	2.00
Discover Financial Services	Financials	3,495	166,027	1.95
Regions Financial Corp	Financials	14,060	159,023	1.86
Capital One Financial Corp	Financials	2,315	157,500	1.85
Synchrony Financial	Financials	7,666	156,160	1.83
General Dynamics Corp	Industrials	1,018	149,435	1.75
Bank of America Corp	Financials	6,169	148,797	1.74
Alaska Air Group Inc	Industrials	4,312	147,425	1.73
Progressive Corp/The	Financials	1,853	143,984	1.69
Wells Fargo & Co	Financials	5,266	139,391	1.63
Dover Corp	Industrials	1,432	139,238	1.63
Howmet Aerospace Inc	Industrials	10,392	135,921	1.59
General Electric Co	Industrials	20,138	132,307	1.55
General Motors Co	Consumer Discretionary	4,966	128,520	1.51
Cisco Systems Inc	Information Technology	2,530	121,000	1.42
ConocoPhillips	Energy	2,687	113,360	1.33
Medtronic PLC	Health Care	1,090	107,500	1.26
Essex Property Trust Inc	Real Estate	440	106,712	1.25
American International Group Inc	Financials	2,986	89,752	1.05
Travelers Cos Inc/The	Financials	737	78,892	0.92
Comerica Inc	Financials	2,163	78,634	0.92
Carrier Global Corp	Industrials	3,815	78,095	0.92
Hartford Financial Services Group Inc/Th	Financials	2,016	77,208	0.91
JPMorgan Chase & Co	Financials	765	74,455	0.87
Bank of New York Mellon Corp/The	Financials	1,978	73,513	0.86
Johnson Controls International plc	Industrials	2,328	73,112	0.86
CSX Corp	Industrials	1,003	71,806	0.84
Allstate Corp/The	Financials	716	70,025	0.82
United Airlines Holdings Inc	Industrials	2,434	68,257	0.80
Unum Group	Financials	4,360	66,049	0.77
PulteGroup Inc	Consumer Discretionary	1,939	65,884	0.77
Applied Materials Inc	Information Technology	1,118	62,811	0.74
McKesson Corp	Health Care	392	62,271	0.73
Expedia Group Inc	Consumer Discretionary	779	61,929	0.73
PPG Industries Inc	Materials	602	61,257	0.72
Alexion Pharmaceuticals Inc	Health Care	506	60,678	0.71
Lam Research Corp	Information Technology	221	60,574	0.71
Cardinal Health Inc	Health Care	1,107	60,569	0.71
Fox Corp	Communication Services	2,102	60,499	0.71
Eastman Chemical Co	Materials	862	58,656	0.69
Laboratory Corp of America Holdings	Health Care	334	58,504	0.69

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At May 31, 2020, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
SPX Index	MS & Co. Int. PLC	2,845.920	12/31/2020	45,906	$45,906	$16,336,899	$7,044,418	$9,292,481

Written option contracts
Calls
SPX Index	JPMorgan Securities, Inc.	2,845.920	12/31/2020	(45,906)	(45,906)	(16,336,899)	(11,059,435)	(5,277,464)

TOTAL				—	$—	$—	$(4,015,017)	$4,015,017

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Puts
Put USD/Call MXN	Deutsche Bank AG	22.678	11/25/2020	(37,480,000)	$(37,480,000)	$(1,722,168)	$(1,785,659)	$63,491

Abbreviations:
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	— Mexico Interbank TIIE 28 Days

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of May 31, 2020, the Portfolio’s net assets were $2,975,881,091, of which, $496,116,922, or 17%, represented the Subsidiary’s net assets.

Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Portfolio the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

Securities Lending — The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of May 31, 2020:

TACTICAL TILT OVERLAY

Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$114,250,444	$—	$—
Investment Companies	982,311,200	—	—
Short-term Investments	—	1,726,919,820	—

Total	$1,096,561,644	$1,726,919,820	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$8,259,255	$—
Futures Contracts(a)	18,003,160	—	—
Interest Rate Swap Contracts(a)	—	11,487,216	—
Total Return Swap Contracts(a)	—	16,260,784	—
Options Purchased	—	16,336,899	—

Total	$18,003,160	$52,344,154	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(13,201,837)	$—
Futures Contracts(a)	(22,212,414)	—	—
Total Return Swap Contracts(a)	—	(19,028,835)	—
Written option contracts	—	(18,059,067)	—

Total	$(22,212,414)	$(50,289,739)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Portfolio may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. The Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio or Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio or Underlying Funds will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or Underlying Funds may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Portfolio or Underlying Funds are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Funds’ NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Portfolio’s or Underlying Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s or Underlying Funds’ liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Portfolio and its investments. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Sector Risk — To the extent the Portfolio focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Portfolio may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity indexlinked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings on a prospective basis. In light of the revocation of the Notes Rulings, the Portfolio has limited its

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

May 31, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

investments in commodity index-linked structured notes. The Portfolio has obtained an opinion of counsel that the Portfolio’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.